SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2003

HILLENBRAND INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	1-6651 (Commission File Number)	35-1160484 (IRS Employer Identification No.)

700 State Route 46 East Batesville, Indiana (Address of principal executive offices)	47006-8835 (Zip Code)

Registrant’s telephone number, including area code: (812) 934-7000

Not Applicable
(Former name or former address,
if changed since last report.)

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibit.

99	Press release dated July 30, 2003 issued by the Company.

Item 9. REGULATION FD DISCLOSURE.

     On July 30, 2003, the Company announced its earnings for the third quarter ended June 30, 2003. This announcement is more fully described in the press release filed as Exhibit 99 to this Current Report on Form 8-K. The contents of such Exhibit are incorporated herein by reference.

     This information is being furnished under Item 9. “Regulation FD Disclosure” and is intended to be furnished under Item 12. “Disclosure of Results of Operations and Financial Condition” in accordance with SEC release No. 33-8216. Such information, including the exhibit attached hereto under Item 7, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLENBRAND INDUSTRIES, INC.

DATE: July 30, 2003	BY:	/s/	Scott K. Sorensen

Scott K. Sorensen Vice President and Chief Financial Officer

DATE: July 30, 2003	BY:	/s/	Gregory N. Miller

Gregory N. Miller Vice President — Controller and Chief Accounting Officer

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EXHIBIT INDEX

Exhibit Number	Exhibit Description

99	Press release dated July 30, 2003 issued by the Company.

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